                                                                   EXHIBIT 10.40

                       WAIVER AND OMNIBUS SECOND AMENDMENT

            This WAIVER AND OMNIBUS SECOND AMENDMENT (this "AMENDMENT"), is entered into as of October 11, 2005 by and among (a) FSI Receivables Company LLC, a Delaware limited liability company ("FSIRC"), (b) Fisher Scientific International Inc., a Delaware corporation, as Servicer and as Originator Agent (in either capacity, "PARENT"), (c) Cole-Parmer Instrument Company, an Illinois corporation, Fisher Clinical Services Inc., a Pennsylvania corporation, Fisher Hamilton L.L.C., a Delaware limited liability company, and Fisher Scientific Company L.L.C., a Delaware limited liability company (each of the foregoing, an "ORIGINATOR" and collectively, the "ORIGINATORS"), (d) Atlantic Asset Securitization Corp., a Delaware corporation ("ATLANTIC" or a "CONDUIT"), and Liberty Street Funding Corp., a Delaware corporation ("LIBERTY STREET" or a "CONDUIT"), (e) Calyon New York Branch, a French chartered bank acting through its New York branch ("CALYON" and, together with Atlantic, the "ATLANTIC GROUP"), The Bank of Nova Scotia, a Canadian chartered bank acting through its New York Agency ("SCOTIABANK" and, together with Liberty Street, the "LIBERTY STREET GROUP"), (f) Calyon, in its capacity as agent for the Atlantic Group (a "CO-AGENT"), Scotiabank, in its capacity as agent for the Liberty Street Group (a "CO-AGENT"), and (g) Scotiabank, in its capacity as administrative agent for the Atlantic Group, the Liberty Street Group and the Co-Agents (in such capacity, together with its successors and assigns, the "ADMINISTRATIVE AGENT" and, together with each of the Co-Agents, the "AGENTS"). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings attributed to such terms in Exhibit I to the Receivables Transfer Agreement (as defined below) or, if not defined in the Receivables Transfer Agreement, the meanings attributed to such term in the Receivables Purchase Agreement (as defined below).

                                    RECITALS

            WHEREAS, FSIRC, Parent and the Originators are parties to that certain Amended and Restated Receivables Purchase Agreement dated as of February 14, 2003, as amended by that certain First Amendment to Amended and Restated Receivables Purchase Agreement dated as of February 4, 2005 (as so amended, the "RECEIVABLES PURCHASE AGREEMENT");

            WHEREAS, FSIRC, Parent, the Atlantic Group, the Liberty Street Group and the Agents are parties to that certain Amended and Restated Receivables Transfer Agreement dated as of February 4, 2005 (the "RECEIVABLES TRANSFER AGREEMENT" and, together with the Receivables Purchase Agreement, the "AGREEMENTS"); and

            WHEREAS, FSIRC, Parent, the Atlantic Group, the Liberty Street Group and the Agents desire to waive and amend certain provisions of the Agreements as herein set forth.

            NOW, THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, FSIRC, Parent, the Originators, the Atlantic Group, the Liberty Street Group and the Agents hereby agree as follows:

SECTION 1. AMENDMENTS. Exhibit III to the Receivables Purchase Agreement and
Exhibit IV to the Receivables Transfer Agreement are hereby amended and restated in their entirety to read as set forth in Annex A hereto, with retroactive effect to the date each Collection Account was established for purposes of the representations and warranties made pursuant to Sections 2.1(j) and 2.1(l) of the Receivables Purchase Agreement and Sections 5.1(j) and 5.1(l) of the Receivables Transfer Agreement.

SECTION 2. WAIVERS.

            (a) FSIRC, the Agents and the Transferees hereby waive any Termination Event that may resulted from any breach of Section 2.1(j), 2.1(l), 4.1(i) or 4.2(b) of the Receivables Purchase Agreement occurring prior to the date hereof so long as no such breach is continuing as of the date hereof.

            (b) The Agents and the Transferees hereby waive any Amortization Event that may resulted from any breach of Section 5.1(j), 5.1(l), 7.1(g), 7.1(h), 7.1(j), 7.2(b), 8.1(c), 8.2(b) or 8.2(c) of the Receivables Transfer
Agreement occurring prior to the date hereof so long as no such breach is continuing as of the date hereof.

SECTION 3. CONDITIONS TO EFFECTIVENESS; EFFECTIVE DATE.

            This Amendment will be effective as of the date hereof upon the satisfaction of the following conditions precedent:

            (a) Execution and delivery of this Amendment by the FSIRC, Parent, the Originators, the Atlantic Group, the Liberty Street Group and the Agents, and

            (b) Execution and delivery by FSIRC, the Agent and Bank of America, N.A. of an amendment to the Deposit Account Control Agreement dated as of October 4, 2004, as heretofore amended, adding each of the new Lockboxes and Collection Accounts thereto.

            (c) FSIRC shall have paid to each of the Co-Agents in immediately available funds a fully-earned and nonrefundable waiver fee of $10,000 per Co-Agent.

SECTION 4. REPRESENTATIONS AND WARRANTIES.

            In order to induce the Atlantic Group and the Liberty Street Group to enter into this Amendment, each of FSIRC, Parent and the Originators hereby represents and warrants to the Agents and the Transferees, as to itself, as of the date hereof, that:

            (a) Each of its representations and warranties contained in each Transaction Document to which it is a party is, after giving effect to this Amendment, true and correct in all material respects as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date, in which case, such representation and warranty is true and correct in all material respects as of such earlier date.

            (b) The execution, delivery and performance by it of this Amendment has been duly authorized by all necessary corporate action required on its part and this Amendment is its legal, valid and binding obligation enforceable against it in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally.

            (c) Neither its execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of its organizational documents, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which it is a party or by which it or any of its property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Agents on or before the date hereof.

SECTION 5. REFERENCE TO AND EFFECT UPON THE RECEIVABLES TRANSFER AGREEMENT.

            (a) Except as specifically set forth above, the Agreements and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (b) The waivers and amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Agreements or any other Transaction Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agents may now have or may have in the future under or in connection with the Agreements or any other Transaction Document or (iii) constitute a waiver of any provision of the Agreements or any other Transaction Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in either of the Agreements to "this Agreement", "herein", "hereof" and words of like import and each reference in either of the Agreements and the other Transaction Documents to one of the Agreements shall mean the Receivables Purchase Agreement or Receivables Transfer Agreement, as applicable, as amended hereby. This Amendment shall be construed in connection with and as part of the Agreements.

SECTION 6. COSTS AND EXPENSES.

            As provided in Section 10.4 of the Receivables Transfer Agreement, FSIRC agrees to reimburse Agents for all fees, costs and expenses, including the reasonable fees, costs, and expenses of counsel in connection with this Amendment.

SECTION 7. GOVERNING LAW.

            THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OTHER THAN SECTION 5-1401 ET SEQ. OF THE GENERAL OBLIGATIONS LAW.

SECTION 8. COUNTERPARTS; SEVERABILITY; SECTION REFERENCES.

            This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of a signature page to this Amendment. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                            [signature pages follow]

            IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

FSI RECEIVABLES COMPANY LLC, AS FSIRC

By: /s/ Chetan P. Mehta
    ------------------------------------
    Name: Chetan P. Mehta
    Title:  Assistant Treasurer


FISHER SCIENTIFIC INTERNATIONAL INC., AS SERVICER AND AS ORIGINATOR AGENT


By: /s/ Chetan P. Mehta
    ------------------------------------
    Name: Chetan P. Mehta
    Title: Vice President and Treasurer

COLE-PARMER INSTRUMENT COMPANY, AS AN ORIGINATOR

By: /s/ Chetan P. Mehta
    ------------------------------------
    Name: Chetan P. Mehta
    Title: Assistant Treasurer


FISHER CLINICAL SERVICES INC., AS AN ORIGINATOR

By: /s/ Chetan P. Mehta
    ------------------------------------
    Name: Chetan P. Mehta
    Title: Assistant Treasurer


FISHER HAMILTON L.L.C., AS AN ORIGINATOR

By: /s/ Chetan P. Mehta
    ------------------------------------
    Name: Chetan P. Mehta
    Title: Assistant Treasurer

FISHER SCIENTIFIC COMPANY L.L.C., AS AN ORIGINATOR

By: /s/ Chetan P. Mehta
    ------------------------------------
    Name: Chetan P. Mehta
    Title: Assistant Treasurer

THE BANK OF NOVA SCOTIA, INDIVIDUALLY, AS LIBERTY STREET AGENT AND AS ADMINISTRATIVE AGENT


By: /s/ Authorized Officer
    ---------------------------------
    Name:
    Title:


LIBERTY STREET FUNDING CORP.

By: /s/ Authorized Officer
    ---------------------------------
    Name:
    Title:

CALYON NEW YORK BRANCH, INDIVIDUALLY AND AS ATLANTIC AGENT


By: /s/ Authorized Officer
    ---------------------------------
    Name:
    Title:

By: /s/ Authorized Officer
    ---------------------------------
    Name:
    Title:


ATLANTIC ASSET SECURITIZATION CORP.

BY: CALYON NEW YORK BRANCH, AS ATTORNEY-IN-FACT


By: /s/ Authorized Officer
    ---------------------------------
    Name:
    Title:

By: /s/ Authorized Officer
    ---------------------------------
    Name:
    Title:

                                                                         ANNEX A

                                EXHIBIT [III/IV]

                 NAMES OF COLLECTION BANKS; COLLECTION ACCOUNTS

                                 As of 10/11/05

Entity                                   Bank       Location       Lockbox #   Account #
------                                   ----       --------       ---------   ---------
Fisher Scientific Company L.L.C.         Mellon +   Pittsburgh     360153
Fisher Scientific Company L.L.C.         Mellon +   Pittsburgh     371743
Fisher Scientific Company L.L.C.         Mellon +   Chicago        10119
Fisher Scientific Company L.L.C.         Mellon +   Los Angeles    21160
Fisher Scientific Company L.L.C.*        BofA       Chicago        13551
Fisher Scientific Company L.L.C.*        BofA       Los Angeles    File 50129
Fisher Scientific Company L.L.C.*        BofA       Boston         3648
Fisher Scientific Company L.L.C.*        BofA       Atlanta        404705      3756570069

Fisher Hamilton L.L.C.*                  Mellon +   Pittsburgh     371926
Fisher Hamilton L.L.C.*                  BofA       Chicago        13751       3756606195

Cole-Parmer Instrument Co.*              Mellon +   Chicago        10464
Cole-Parmer Instrument Co.*              BofA       Chicago        13927       3756231696
                                                                               3756231683

Fisher Clinical Services Inc.*           Mellon +   Philadelphia   4155
Fisher Clinical Services Inc.*           BofA       Chicago        13741       3756606373


* (transferred into FSI Receivables      + (to be
Company LLC's name)                      closed)



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